                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported): July 15, 2001

                                 LITE KING CORP

              (Exact name of registrant as specific in its charter)

                                    NEW YORK

                 (State or other jurisdiction of incorporation)

                   0-25105                         11-2996988
               (Commission File No.)            (IRS Employer
                                                Identification No.)

                              175 Courtland Avenue
                             Morton, Illinois 61550
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:        (309) 266-5771

This Currant Report of Form 8-K is filed by Lite King Corp, a New York corporation ("Registrant"), in connection with the matters
described herein.

Item 1. CHANGE IN CONTROL OF REGISTRANT.

Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

Item 3. BANKRUPTCY AND RECEIVERSHIP.

Not applicable.

Item 4. CHANGES IN REGISTRANT'S ACCOUNTANT.

Not applicable.

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 15, 2001, Registrant's wholly owned subsidiary, National Cabling
Services, Inc., amended its By-Laws and changed its fiscal year from a calendar year to July 1st through June 30th, in order to have the same fiscal year as
Registrant.

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Not applicable.

Item 8. Changes in Fiscal Year.

Not applicable.

Item 9. Regulation FD Disclosure.

Not applicable.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LITE KING CORP
                                  (Registrant)
Date: July 18, 2001
                                             /s/ Rob Personett
                                             Rob Personett, Secretary/Treasurer